UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

December 31, 2006

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on January 5, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Filed herewith.

(b) Pro forma financial information.

Filed herewith.

(d)	Exhibit No.	Exhibit Title.
	Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: July 11, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Chief Financial and Accounting Officer

Item 9.01(a)

Denver Restaurant Concepts, LP

Financial Statements

For the years ended December 31, 2004, 2005 and 2006

with

Independent Registered Public Accounting Firm Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Partners

Denver Restaurant Concepts LP

Denver, Colorado

I have audited the accompanying balance sheets of Denver Restaurant Concepts LP as of December 31, 2004, 2005 and 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Denver Restaurant Concepts LP as of December 31, 2004, 2005 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado	Ronald R. Chadwick, P.C.
March 3, 2007	RONALD R. CHADWICK, P.C.

Denver Restaurant Concepts, LP

Balance Sheets

	December 31,
	2004	2005	2006
Assets
Current Assets
Cash & cash equivalents	$96,140	$71,086	$94,852
Other receivables	2,505	5,175	5,372
Prepaid expenses	8,400	—	—
Inventories	22,895	33,448	26,524

Total Current Assets	129,940	109,709	126,748

Equipment and Leasehold Improvements
Equipment and furniture	179,828	211,827	232,205
Signs	11,718	27,403	27,403
Leasehold improvements	339,370	409,754	448,837
Less accumulated depreciation and amortization	(262,271)	(306,012)	(359,356)

Net equipment and leasehold improvements	268,645	342,972	349,089

Other Assets
Goodwill	90,484	90,484	90,484
Liquor license	—	—	4,629

Total Other Assets	90,484	90,484	95,113

Total Assets	$489,069	$543,165	$570,950

Liabilities and Partners’ Equity
Current Liabilities
Accounts payable—trade	$44,490	$43,986	$53,535
Due to VCG Holding Corp	—	—	9,629
Accrued expenses	45,740	58,483	57,095

Total current liabilities	90,230	102,469	120,259

Partners’ Equity	398,839	440,696	450,691

Total Liabilities and Partners’ Equity	$489,069	$543,165	$570,950

See notes to financial statements

Denver Restaurant Concepts, LP

Statements of Operations

For the years ended,

	December 31,
	2004	2005	2006
Revenues
Sales of alcoholic beverages	$1,838,546	$1,731,046	$1,943,423
Sales of tobacco products	46,928	54,369	89,960
Service revenue	913,605	940,496	922,522
Other	161,821	184,662	201,551

Total Revenue	2,960,900	2,910,573	3,157,456

Operating Expenses
Cost of goods sold	336,882	316,171	379,125
Salaries and wages	584,867	643,531	660,730
Management fee	98,235	99,100	109,300
Other general and administrative
Taxes and permits	32,572	42,793	42,714
Charge card and bank fees	15,645	14,269	18,241
Rent	155,733	191,400	194,400
Legal and professional	45,291	35,940	50,817
Advertising and marketing	150,473	125,539	88,229
Other	393,353	362,822	374,855
Depreciation and amortization	49,847	43,741	53,344

Total Operating Expenses	1,862,897	1,875,306	1,971,756

Income (loss) from operations	1,098,003	1,035,267	1,185,700

Other income (expenses)
Interest expense	—	—	—
Interest income	3	290	395
Gain (loss) on sale/dispostion of assets	—	—	—
Other	—	—	—

Total Other Income (Expenses)	3	290	395

Net income (loss)	$1,098,006	$1,035,557	$1,186,095

See notes to financial statements

Denver Restaurant Concepts, LP

Statement of Partners’ Equity

For the years ended December 31, 2004, 2005 and 2006

Balance, December 31, 2003	$387,633
Distribution	(1,086,800)
Net income	1,098,006

Balance, December 31, 2004	398,839
Distribution	(993,700)
Net income	1,035,557

Balance, December 31, 2005	440,696
Distribution	(1,176,100)
Net income	1,186,095

Balance, December 31, 2006	$450,691

See notes to financial statements

Denver Restaurant Concepts, LP

Statements of Cash Flows

For the years ended,

	December 31,
	2004	2005	2006
Net income (loss)	$1,098,006	$1,035,557	$1,186,095
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	49,847	43,741	53,344
(Increase) decrease in other receivables	4,747	(2,670)	(197)
(Increase) decrease in inventory	(2,918)	(10,552)	6,923
(Increase) decrease in prepaid expenses	548	8,400	—
Increase (decrease) in trade accounts payable	29,639	(505)	9,550
Increase (decrease) in accrued expenses	(4,550)	12,743	(1,388)

Net cash provided by operating activities	1,175,319	1,086,714	1,254,327

Investing Activities
Cost of liquor license	—	—	(4,629)
Purchases of equipment and leasehold improvements	(49,709)	(118,068)	(59,461)

Net cash used by investing activities	(49,709)	(118,068)	(64,090)

Financing Activities
Due to VCG Holding Corp	—	—	9,629
Distribution	(1,086,800)	(993,700)	(1,176,100)

Net cash provided by financing activities	(1,086,800)	(993,700)	(1,166,471)

Net increase (decrease) in cash	38,810	(25,054)	23,766
Cash beginning of year	57,330	96,140	71,086

Cash end of year	$96,140	$71,086	$94,852

See notes to financial statements

Denver Restaurant Concepts, LP

Notes to Financial Statements

December 31, 2004, 2005, and 2006

1)	Organization

The Company formed as a Colorado Limited Partnership in January 1998. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Denver, Colorado.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Leasehold improvements	2-5 years
Equipment	5-7 years

Denver Restaurant Concepts, LP

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

No income tax provision has been included in the financial statement since income or loss of the Partnership is required to be reported by the respective partners on their individual tax returns.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

3)	Related Party Transaction

The Company rents its facility from Lowrie Management LLLP who is one of the partners of the entity. The following are the amounts of rent paid to Lowrie Management LLLP each year:

Year ended
December 31, 2006	$180,000
December 31, 2005	$180,000
December 31, 2004	$143,383

Denver Restaurant Concepts, LP

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

4)	Commitments

The Company has a lease on the facility (note 3). The future minimum lease commitment as of December 31, 2006 for this lease is as follows:

Year ended
December 31, 2007	$180,000
December 31, 2008	$180,000
December 31, 2009	$180,000
December 31, 2010	$210,000
December 31, 2011	$210,000
Thereafter	$4,680,000

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

On October 2, 2006, the Company acquired the general partnership interest (1%) and a 92% limited partnership interest in Denver Restaurant Concepts, LP. a Colorado Limited Partnership. The acquisition of Denver Restaurant Concepts, LP. was accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $5,750,000.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$9,442,861			$9,442,861
Sales of food and merchandise	945,340	66,079	89,960	1,101,379			1,101,379
Service revenue	3,618,038	311,900	922,522	4,852,460			4,852,460
Other	4,701,675	23,760	201,551	4,926,986	b	(466,863)	4,460,123

Total Revenue	16,114,581	1,051,649	3,157,456	20,323,686			19,856,823

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	2,867,082			2,867,082
Salaries and wages	4,730,095	283,773	660,730	5,674,598	b	(399,299)	5,275,299
Other general and administrative
Taxes and permits	347,531	40,191	42,714	430,436			430,436
Charge card and bank fees	228,765	11,267	18,241	258,273			258,273
Rent	832,240	101,564	194,400	1,128,204			1,128,204
Legal and professional	403,220	11,623	50,817	465,660	b	(23,452)	442,208
Advertising and marketing	471,703	63,549	88,229	623,481			623,481
Other	2,899,999	186,810	484,156	3,570,965	b	(44,112)	3,526,853
Depreciation & amortization	664,399	22,950	53,344	740,693			740,693

Total Operating Expenses	12,837,848	949,788	1,971,756	15,759,392			15,292,529

Income from operations	3,276,733	101,861	1,185,700	4,564,294			4,564,294

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(1,512,297	) a	(512,500)	(2,024,797)
Interest income	17,638	—	395	18,033			18,033
Gain on sale of assets	44,184		—	44,184			44,184
Gain on sale of marketable securities	328	—	—	328			328
Bad debt on uncollectable note receivable	(24,538)	—	—	(24,538)			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	(1,474,290)			(1,986,790)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	3,090,004			2,577,504

Income tax expense—current	—	—		—			—
Income tax expense—deferred	200,000	—	—	200,000			200,000

Total income taxes	200,000	—	—	200,000			200,000

Minority interest	(99,324)	—	—	(99,324	) c	(83,027)	(182,351)

Income from continuing operations	1,520,363	84,222	1,186,095	2,790,680			2,195,153

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	(404,687)			(404,687)
Income taxes	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	(404,687)			(404,687)

Net income	1,115,676	84,222	1,186,095	2,385,993			1,790,466

Preferred stock dividends	(878,843)	—	—	(878,843)			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$1,507,150			$911,623

Income (loss) from continuing operations	$0.17						$0.24
Income (loss) from discontinued operations	$(0.04)						$(0.04)
Preferred stock dividends	$(0.10)						$(0.10)

Net income (loss) applicable to common shareholders	$0.03						$0.10

Weighted average shares outstanding	9,128,985						9,178,985

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $72,361 and interest for the acquisition of Denver Restaurant Concepts, LP of $440,139.

(b)	To eliminate the intercompany charges related to Denver Restaurant Concepts, LP that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of Denver Restaurant Concepts, LP.

(c)	To include the minority expense for 8% of Denver Restaurant Concepts, LP. not purchased by VCG.

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Combined		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$8,530,847			$8,530,847
Sales of food and merchandise	1,114,391	71,046	54,369	1,239,806			1,239,806
Service revenue	3,545,049	260,869	940,496	4,746,414			4,746,414
Other	5,068,800	41,989	184,662	5,295,451	b	(471,766)	4,823,685

Total Revenue	15,854,153	1,047,792	2,910,573	19,812,518			19,340,752

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	2,609,552			2,609,552
Salaries and wages	5,827,683	262,513	643,531	6,733,727	b	(416,844)	6,316,883
Other general and administrative
Taxes and permits	245,107	55,633	42,793	343,533			343,533
Charge card and bank fees	219,249	7,344	14,269	240,862			240,862
Rent	865,039	122,327	191,400	1,178,766			1,178,766
Legal and professional	576,989	63,639	35,940	676,568	b	(24,191)	652,377
Advertising and marketing	547,756	70,780	125,539	744,075			744,075
Other	2,891,441	240,609	461,922	3,593,972	b	(30,731)	3,563,241
Depreciation & amortization	639,955	27,830	43,741	711,526			711,526

Total Operating Expenses	13,829,972	1,127,303	1,875,306	16,832,581			16,360,815

Income (loss) from operations	2,024,181	(79,511)	1,035,267	2,979,937			2,979,937

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	(1,371,559	) a	(512,500)	(1,884,059)
Interest income	68,534	—	290	68,824			68,824
Gain on sale of assets	1,300	—	—	1,300			1,300
Gain on sale of marketable securities	1,265	—	—	1,265			1,265
Bad debt on uncollectable note receivable	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	(1,300,170)			(1,812,670)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	1,035,557	1,679,767			1,167,267

Income tax expense—current	—	—	—	—			—
Income tax expense—deferred	—	—	—	—			—

Total income taxes	—	—	—	—			—

Minority interest	(28,969)	—	—	(28,969	) c	(72,489)	(101,458)

Income from continuing operations	718,360	(103,119)	1,035,557	1,650,798			1,065,809

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	(303,881)			(303,881)
Income taxes	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	(303,881)			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	1,346,917			761,928

Preferred stock dividends	(1,685,730)	—	—	(1,685,730)			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$(338,813)			$(923,802)

Income (loss) from continuing operations	$0.09						$0.13
Income (loss) from discontinued operations	$(0.04)						$(0.04)
Preferred stock dividends	$(0.20)						$(0.20)

Net income (loss) applicable to common shareholders	$(0.15)						$(0.11)

Weighted average shares outstanding	8,477,571						8,527,571

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loan for the purchase of the Consolidated Restaurants Limited, LLC assets of $66,392 and interest for the acquisition of Denver Restaurant Concepts, LP of $446,108.

(b)	To eliminate the intercompany charges related to Denver Restaurant Concepts, LP that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of Denver Restaurant Concepts, LP.

(c)	To include the minority expense for 8% of Denver Restaurant Concepts, LP. not purchased by VCG.